INCOME TAXES (Narrative) (Details) - USD ($)	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Operating Loss Carryforwards	$ 21,700,000
Percentage of limitation of the tax deduction for interest expense	30.00%
Percentage of limitation of the tax deduction for net operating losses	80.00%
Valuation allowance, deferred tax asset, increase (decrease), amount		$ 490,000
Federal statutory income tax rate	21.00%	21.00%
Change in deferred tax assets valuation allowance, amount	$ 2,050,000